EXHIBIT 10.3(a)

           FIRST AMENDMENT TO THE ENVIRONMENTAL ELEMENTS CORPORATION
                        401 (K) RETIREMENT SAVINGS PLAN

        Pursuant to the powers of amendment reserved under Section 13.02 of the Environmental Elements Corporation 401(k) Retirement Savings Plan, as effective as of October 1, 1989, said Plan shall be and the same is hereby amended by Environmental Elements Corporation (the "Employer"), effective as of the dates specified herein, as follows:

                                  FIRST CHANGE

        Effective as of October 1, 1989, the title of Section 6.01(A)(2) shall be deleted in its entirety and the following shall be substituted in lieu thereof as follows:

        "Participant's Nonforfeitable Accrued Benefit Exceeds $3,500"

                                 SECOND CHANGE


        Effective as of October 1, 1989, Section 14.03(f) shall be amended by the addition of the following sentence immediately at the end thereof as follows:

        "Further, to compute an Employee's ADP, elective deferrals will be taken into account for a Plan Year only if the elective deferral relates to Compensation that either (1) would have been received by the Employee in the Plan Year but for the Employee's election to defer under the arrangement, or (2) is attributable to services performed by the Employee in the Plan Year and, but for the Employee's election to defer, would have been received by the Employee within 2 1/2 months after the close of the Plan Year."

                                  THIRD CHANGE

        Effective as of October 1, 1989, Section 14.03(h) shall be amended by the addition of the following sentence immediately at the end thereof as follows:

        "Elective deferrals may be treated as matching contributions only if the conditions described in Reg. (Section)1.401(m)-1(b)(5) are satisfied."

                                 FOURTH CHANGE

        Effective as of October 1, 1989, Section 14.03(k) shall be amended by the addition of the following sentence immediately at the end thereof as follows:


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        "Qualified matching contributions may be treated as elective contributions only if the conditions described in Reg.
        (Section)1.401(k)-1(b)(5) are satisfied."

                                  FIFTH CHANGE

        Effective as of October 1, 1989, Section 14.03(l) shall be amended by the addition of the following sentence immediately at the end thereof as follows:

        "Qualified non-elective contributions may be treated as elective contributions only if the conditions described in Reg.
        (Section)1.401(k)-1(b)(5) are satisfied. Qualified non-elective contributions may be treated as matching contributions only if the conditions described in Reg. (Section)1.401(m)-1(b)(5) are satisfied."

                                  SIXTH CHANGE

        Effective as of October 1, 1989, Section 6.04 of the EEC Article C Adoption Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                 "6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The annuity distribution requirements of Section 6.04:
        (Choose (a) or (b))

        [X] (a) Do not apply to a Participant, unless the Participant is described in Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

        [ ]      (b) Apply to all Participants."

                                 SEVENTH CHANGE

        Effective as of January 1, 1995, Section 3.04(d) of the EESC Article D Adoption Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

       "[X]      (d) Modifications to Top Heavy Minimum Allocation.
                 (Choose (1) or (2))

        [ ] (1) The Employer will satisfy the top heavy minimum allocation by making any necessary additional contribution to the following defined contribution plan maintained by the
                 Employer:

                 ______________________________________________________________.

        [X] (2) In lieu of 3%, substitute the following percentage to determine the top heavy minimum allocation: 0%."

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                                 EIGHTH CHANGE

        Effective as of April 1, 1991, Section 6.04 of the EESC Article D Adoption Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                 "6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The annuity distribution requirements of Section 6.04:
        (Choose (a) or (b))

        [X] (a) Do not apply to a Participant, unless the Participant is described in Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

        [ ]      (b) Apply to all Participants."

        The Environmental Elements Corporation 401(k) Retirement Savings Plan, as effective as of October 1, 1989, and as amended by the foregoing changes is hereby ratified and confirmed in all respects.

        IN WITNESS WHEREOF, The Employer has caused this First Amendment to be executed this 28 day of December, 1995.


ATTEST:                               ENVIRONMENTAL ELEMENTS
                                      CORPORATION


/s/ J. C. Nichols                     By:  /s/ E. H. Verdery
- - ------------------------------        ---------------------------------
J. C. Nichols, Secretary                   E. H. Verdery, President
[Corporate Seal]


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